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                                                                EXHIBIT 10.97(a)


                                 AMENDMENT NO. 1

                Amendment No. 1, dated as of May 10, 2005 (this "Amendment"), to that certain Master Loan and Security Agreement, dated as of March 1, 2005 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement", as modified hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), by and among NC CAPITAL CORPORATION, a California corporation ("NC Capital"), NEW CENTURY MORTGAGE CORPORATION, a California corporation ("New Century"), NC RESIDUAL II CORPORATION, a Delaware corporation ("NC Residual"), NEW CENTURY CREDIT CORPORATION, a California corporation ("NC Credit", together with NC Capital, New Century and NC Residual, collectively, the "Borrowers", each, a "Borrower"), CONCORD MINUTEMEN CAPITAL COMPANY, LLC, a Delaware limited liability company ("Concord"), MORGAN STANLEY BANK, a Utah industrial loan corporation ("MSB", together with Concord, collectively, the "Lenders", each, a "Lender"), and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

                                    RECITALS

                The Borrowers, the Lenders and the Agent are parties to the Existing Loan Agreement, pursuant to which the Lenders have agreed to make and to permit to remain outstanding certain extensions of credit on the terms and subject to the conditions of the Existing Loan Agreement.

                The Borrowers, the Lenders and the Agent have agreed, subject to the terms and conditions hereof, to modify Schedule 1 to the Existing Loan Agreement to allow for 'balloon' Mortgage Loans.

                The parties hereto hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, as follows: SECTION 1. Amendment. The Existing Loan Agreement is hereby amended by deleting the clause
(s) of Part I of Schedule 1 in its entirety and inserting in lieu thereof the following:

                "(s) Origination; Payment Terms. The Mortgage Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or


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        state authority. No Mortgage Loan contains terms or provisions which would result in negative amortization. The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date equal to the Index plus the Gross Margin (rounded up or down to the nearest 0.125%), subject to the Mortgage Interest Rate Cap. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest (except that (i) if the related Mortgage Loan is an interest-only loan, no installments of principal shall be payable during the interest-only period and (ii) if the related Mortgage Loan is a 'balloon' Mortgage Loan, a 'balloon' payment shall be due on the stated maturity date), which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty (30) years from the commencement of amortization."

                SECTION 2. Conditions Precedent. This Amendment shall become effective on the first date (the "Effective Date") on which all of the following conditions precedent shall have been satisfied:

                2.1 Delivered Documents. On the Effective Date, the Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

                (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Lenders and the Agent; and

                (b) Other Documents. Such other documents as the Agent or counsel to the Agent may reasonably request.

                2.2 No Default. On the Effective Date, (i) each Borrower shall be in compliance in all material respects with all of the terms and provisions set forth in the Loan Agreement and the other Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by such Borrower pursuant to Section 3 of this Amendment shall be true and complete in all material respects on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default shall have occurred and be continuing on such date.

                SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent, as of the date hereof and as of the Effective Date, that it is in compliance in all material respects with all of the terms and provisions set forth in the Loan Documents on its part to be observed or performed and that no Default has occurred or is continuing, and each Borrower hereby confirms and reaffirms in all material respects the representations and warranties contained in Section 6 of the Loan Agreement.

                SECTION 4. Limited Effect. Except as expressly modified hereby, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance


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with its terms; provided, however, that upon the Effective Date each reference therein to the "Loan Agreement" shall be deemed to mean the Loan Agreement as defined in this Amendment, each reference in this Amendment to the "Loan Documents" shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as modified hereby.

                SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart thereof.

                SECTION 6. Reproduction of Documents. This Amendment and all documents relating thereto, except with respect to the Collateral, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                               [Signatures Follow]



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.



                                        NC CAPITAL CORPORATION, as a Borrower



                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                              Name: Kevin Cloyd
                                              Title: President


                                        NEW CENTURY MORTGAGE CORPORATION, as a
                                            Borrower



                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                              Name: Kevin Cloyd
                                              Title: Executive Vice President


                                        NC RESIDUAL II CORPORATION, as a
                                           Borrower



                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                              Name: Kevin Cloyd
                                              Title: Executive Vice President



                                        NEW CENTURY CREDIT CORPORATION, as a
                                           Borrower



                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                              Name: Kevin Cloyd
                                              Title: Executive Vice President


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                                        CONCORD MINUTEMEN CAPITAL COMPANY, LLC,
                                           as a Lender



                                        By: /s/ Thomas J. Irvin
                                            ------------------------------------
                                              Name: Thomas J. Irvin
                                              Title:  Manager


                                        MORGAN STANLEY BANK, as a Lender



                                        By: /s/ Andrew Neuberger
                                              Name: Andrew Neuberger
                                            ------------------------------------
                                              Title:  Vice President


                                        MORGAN STANLEY MORTGAGE CAPITAL INC., as
                                           Agent



                                        By: /s/ Andrew Neuberger
                                            ------------------------------------
                                              Name: Andrew Neuberger
                                              Title:  Vice President